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Exhibit 24.1

POWER OF ATTORNEY

        Each of the undersigned, being a director of Danvers Bancorp, Inc. (the "Company"), hereby nominates, constitutes and appoints Kevin T. Bottomley and Michael W. McCurdy, and each of them, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-3, relating to the issuance of shares of the Company's common stock in connection with the Dividend Reinvestment and Stock Purchase Plan of Danvers Bancorp, Inc. (the "Registration Statement"), and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

Signature	Title	Date

/s/ DIANE C. BRINKLEY Diane C. Brinkley	Director	October 16, 2009
/s/ ROBERT J. BROUDO Robert J. Broudo	Director	October 16, 2009
/s/ CRAIG S. CERRETANI Craig S. Cerretani	Director	October 16, 2009
/s/ BRIAN C. CRANNEY Brian C. Cranney	Director	October 16, 2009
/s/ JOHN P. DRISLANE John P. Drislane	Director	October 16, 2009
/s/ JOHN R. FERRIS John R. Ferris	Director	October 16, 2009
/s/ THOMAS FORD Thomas Ford	Director	October 16, 2009
/s/ NEAL H. GOLDMAN Neal H. Goldman	Director	October 16, 2009

Signature	Title	Date

/s/ ELEANOR M. HERSEY Eleanor M. Hersey	Director	October 16, 2009
/s/ MARY COFFEY MORAN Mary Coffey Moran	Director	October 16, 2009
/s/ J. MICHAEL O'BRIEN J. Michael O'Brien	Director	October 16, 2009
/s/ JOHN M. PEREIRA John M. Pereira	Director	October 16, 2009
/s/ DIANE T. STRINGER Diane T. Stringer	Director	October 16, 2009
/s/ MICHAEL F. TRIPOLI Michael F. Tripoli	Director	December 4, 2009
/s/ PAMELA C. SCOTT Pamela C. Scott	Director	December 4, 2009

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  Exhibit 24.1
POWER OF ATTORNEY